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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-95316, 33-95314, 333-35683 and 333-47275) pertaining to stock option plans of Teltrend Inc. of our report dated August 28, 1998, with respect to the consolidated financial statements of Teltrend Inc. included in the Annual Report (Form 10K/A) for the year ended July 25, 1998.



                                                /s/ Ernst & Young LLP



Chicago, Illinois
July 29, 1999